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                                                                   EXHIBIT 10.15

                                     NEDBANK


                                  NEDBANK HOUSE
                20 ABCHURCH LANE, LONDON EC4N 7AD, UNITED KINGDOM
                       TELEPHONE (0171) 623-1077 (GENERAL)
    TELEPHONE (0171) 623 1329 (FOREX DEALERS) (0171) 623-2763 (CORP DEALERS)
                              FAX: (0171) 621-9304
              TELEX 886208, 8956177 (GENERAL) TELEX 8956269 (FOREX)
                          TELEGRAM: "VASCOGAMA" LONDON


Our Ref:  DJE/KL

6th April, 1998.

The Directors
Union Transport International Inc.
c/o P.O. Box 1915
Kempton Park
1620 Gauteng
Johannesburg
South Africa

Dear Sirs

We refer to the letter (the "Letter") dated 2nd January 1997 from Nedcor Bank Ltd (the "Bank") setting out the terms and conditions of a (pound)300,000 multicurrency facility (the "Facility") to Union Transport International Inc. (the "Borrower").

We are pleased to vary the terms and conditions of the Letter as follows:

1. With immediate effect, the Facility may also be utilised on the same terms and conditions by Union Transport Inc. (the "Additional Borrower") to the extent that it is not used by the Borrower i.e. the maximum aggregate amount outstanding between the two companies shall not exceed (pound)300,000.

All other terms and conditions shall remain unchanged.

Acceptance of the amended terms and conditions shall be signified by the Borrower returning to the Bank within one month:

(a) the enclosed duplicate of this letter duly signed on the Borrower's behalf as evidence of acceptance of the amended terms and conditions stated herein, and

            A DIVISION OF NEDCOR BANK LIMITED - REGULATED BY THE SFA



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(b)  a certified true copy of a resolution of the Borrower's Board of Directors:

     (i)  accepting the amended terms and conditions stated; and

     (ii) authorising a specified person, or persons, to endorse and return to the Bank the duplicate of this letter.


Yours faithfully
for and on behalf of
NEDCOR BANK LTD



/s/ Illegible                                 /s/  Illegible
--------------------------------              ----------------------------------
Authorised Signatory                          Authorised Signatory




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Accepted on the terms and conditions stated herein, pursuant to a resolution of the Board of Directors, a certified true coy [sic] of which is attached hereto.

For and on behalf of

UNION TRANSPORT INTERNATIONAL INC.


/s/ Illegible                         Director
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10th June 98                          Date
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For and on behalf of

UNION TRANSPORT INC.


/s/ Illegible                         Director
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10th June 98                          Date
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